UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                                  WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:   January 15, 2001

                         CAPITAL AUTO RECEIVABLES, INC.
             =======================================================
             (Exact name of registrant as specified in its charter)

         Delaware                       333-93431                38-3082892
===============================        ===========          ===================
(State or other jurisdiction of        Commission           (I.R.S. Employer
incorporation or organization)         File Number          Identification No.)


Corporation Trust Center
1209 Orange Street, Wilmington, DE                               19801
=====================================                          ==========
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code             302-658-7581
                                                               ============

Items 1-4.              Not Applicable.

Item 5.                 Other Events

                           On January 14, the  registrant  made
                           available to prospective investors a
                           series  term sheet  setting  forth a
                           description of the  collateral  pool
                           and the proposed structure.  Capital
                           Auto Receivables  Asset Trust 2002-1
                           will issue the following:  Class A-1
                           _____%  Asset  Backed  Notes  in the
                           Aggregate    Principal   Amount   of
                           $475,000,000,   Class  A-2  Floating
                           Rate  Asset   Backed  Notes  in  the
                           Aggregate    Principal   Amount   of
                           $579,000,000,   Class  A-3  Floating
                           Rate  Asset   Backed  Notes  in  the
                           Aggregate    Principal   Amount   of
                           $652,000,000, Class A-4 _____% Asset
                           Backed   Notes   in  the   Aggregate
                           Principal Amount of $469,374,000 and
                           _____%  Asset  Backed   Certificates
                           with    an     Aggregate     Initial
                           Certificate        Balance        of
                           $102,504,338.63.  Only the Class A-2
                           Notes,  the  Class A-3 Notes and the
                           Class A-4  Notes  are being  offered
                           for sale.  Capital Auto Receivables,
                           Inc.   will   retain   all   of  the
                           Certificates.   The  term  sheet  is
                           attached hereto as Exhibit 99.

Item 6.                 Not applicable.

Item 7.                 Exhibits.

Exhibit 99. The following is filed as an Exhibit to this Report under Exhibit 99.

                              Series Term Sheet dated January 14, 2002 with respect to the proposed issuance of the Class A-1 _____% Asset Backed Notes,
                              Class A-2 Floating Rate Asset Backed
                              Notes, Class A-3 Floating Rate Asset
                              Backed Notes, Class A-4 _____% Asset
                              Backed Notes and _____% Asset Backed
                              Certificates    of   Capital    Auto
                              Receivables Asset Trust 2002-1.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     CAPITAL AUTO RECEIVABLES, INC.
                                     ===========================================
                                              (Registrant)

                                     s/ WILLIAM F. MUIR
                                     ===========================================
Dated: January 15, 2001                 William F. Muir, Chairman of the Board



                                     s/ JOHN D. FINNEGAN
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Dated: January 15, 2001                 John D. Finnegan, President and Director